STATEMENT OF INVESTMENTS
BNY Mellon Global Fixed Income Fund

March 31, 2023 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2%
Australia - 1.0%
Australia, Sr. Unscd. Bonds, Ser. 140	AUD	4.50	4/21/2033	22,700,000		16,725,535
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	5,240,000		3,066,325
National Australia Bank Ltd., Sub. Notes		3.93	8/2/2034	2,784,000	[b]	2,436,406
					22,228,266
Austria - .5%
Raiffeisen Bank International AG, Sr. Unscd. Notes	EUR	0.05	9/1/2027	1,100,000	[b]	960,852
Raiffeisen Bank International AG, Sub. Notes	EUR	2.88	6/18/2032	7,500,000		6,362,504
Raiffeisen Bank International AG, Sub. Notes	EUR	7.38	12/20/2032	2,700,000		2,845,482
					10,168,838
Belgium - .5%
Belgium, Sr. Unscd. Bonds, Ser. 76	EUR	1.90	6/22/2038	11,200,000	[c]	10,238,723
Brazil - 1.0%
Brazil Notas do Tesouro Nacional, Notes	BRL	10.00	1/1/2033	131,500,000		22,106,895
Canada - 3.1%
Canada, Bonds	CAD	1.00	9/1/2026	19,000,000		13,063,677
Canada, Bonds	CAD	1.75	12/1/2053	16,000,000		8,845,875
Canada, Bonds	CAD	2.50	12/1/2032	17,075,000		12,214,026
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	5,503,433	[c]	3,914,340
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3	CAD	5.40	9/15/2028	11,382,000	[c]	8,577,809
MBarc Credit Canada, Inc., Ser. 2021-AA, Cl. A3	CAD	0.93	2/17/2026	7,200,000	[c]	5,209,731
Nutrien Ltd., Sr. Unscd. Notes		4.90	3/27/2028	2,794,000		2,795,283
The Toronto-Dominion Bank, Sr. Unscd. Notes	EUR	1.95	4/8/2030	13,559,000		12,753,049
					67,373,790
Cayman Islands - .2%
Octagon 61 Ltd., CLO, Ser. 2023-2A, Cl. A, 3 Month TSFR +1.85%		1.85	4/20/2036	5,274,060	[c,d,e]	5,278,016
China - 2.9%
China, Unscd. Bonds	CNY	3.81	9/14/2050	399,250,000		64,140,350
France - 4.5%
BNP Paribas SA, Sr. Unscd. Notes	EUR	0.88	7/11/2030	12,800,000		11,263,941
BNP Paribas SA, Sr. Unscd. Notes	EUR	2.10	4/7/2032	6,000,000	[b]	5,504,427

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
France - 4.5% (continued)
Electricite de France SA, Jr. Sub. Notes	EUR	2.63	12/1/2027	12,600,000	[f]	10,885,983
France, Bonds	EUR	0.75	5/25/2028	51,050,000		50,355,356
France, Bonds	EUR	0.75	5/25/2052	12,800,000		7,582,532
Suez SACA, Sr. Unscd. Notes	EUR	2.38	5/24/2030	11,900,000		11,563,566
Suez SACA, Sr. Unscd. Notes	EUR	2.88	5/24/2034	1,000,000		949,417
					98,105,222
Germany - 3.4%
Amprion GmbH, Sr. Unscd. Notes	EUR	0.63	9/23/2033	2,900,000		2,322,022
Bundesrepublik Deutschland Bundesanleihe, Bonds	EUR	4.86	8/15/2052	11,700,000		6,523,933
Bundesschatzanweisungen, Bonds	EUR	0.40	9/13/2024	28,550,000		29,940,750
Bundesschatzanweisungen, Bonds	EUR	2.20	12/12/2024	18,775,000	[b]	20,177,216
Vonovia SE, Sr. Unscd. Notes	EUR	0.63	12/14/2029	1,400,000		1,111,628
Vonovia SE, Sr. Unscd. Notes	EUR	0.75	9/1/2032	7,500,000		5,233,214
Vonovia SE, Sr. Unscd. Notes	EUR	2.38	3/25/2032	10,500,000		8,821,987
					74,130,750
Greece - 1.4%
Hellenic Republic, Sr. Unscd. Notes	EUR	4.25	6/15/2033	28,714,000	[c]	31,235,473
Hungary - .3%
Hungary, Bonds, Ser. 32/A	HUF	4.75	11/24/2032	2,641,000,000		5,724,927
Hungary, Sr. Unscd. Notes		6.75	9/25/2052	880,000	[c]	912,985
					6,637,912
Indonesia - .3%
Indonesia, Bonds, Ser. FR83	IDR	7.50	4/15/2040	93,430,000,000		6,502,621
Ireland - .5%
Hammerson Ireland Finance DAC, Gtd. Notes	EUR	1.75	6/3/2027	13,025,000	[b]	11,367,276
Italy - .1%
Autostrade per l'Italia SPA, Sr. Unscd. Notes	EUR	1.88	9/26/2029	2,340,000		2,137,259
Japan - 5.7%
Japan (20 Year Issue), Bonds, Ser. 156	JPY	0.40	3/20/2036	1,764,250,000		12,890,898
Japan (20 Year Issue), Bonds, Ser. 183	JPY	1.40	12/20/2042	4,358,900,000		34,981,549
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	7,558,900,000		45,926,504
Japan (30 Year Issue), Bonds, Ser. 69	JPY	0.70	12/20/2050	1,593,000,000		10,429,508
Mizuho Financial Group, Inc., Sr. Unscd. Notes	EUR	4.03	9/5/2032	10,975,000		11,574,215
OSCAR US Funding X LLC, Ser. 2019-1A, Cl. A4		3.27	5/10/2026	2,725,043	[c]	2,701,282
OSCAR US Funding XI LLC, Ser. 2019-2A, Cl. A4		2.68	9/10/2026	5,453,437	[c]	5,369,540
					123,873,496

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
Luxembourg - 1.1%
DH Europe Finance II Sarl, Gtd. Bonds	EUR	0.20	3/18/2026	6,120,000		6,048,572
Logicor Financing Sarl, Gtd. Notes	EUR	0.88	1/14/2031	5,958,000		4,041,321
Logicor Financing Sarl, Gtd. Notes	EUR	1.63	1/17/2030	1,690,000		1,284,003
Logicor Financing Sarl, Gtd. Notes	EUR	2.00	1/17/2034	5,991,000		3,901,833
Logicor Financing Sarl, Gtd. Notes	EUR	3.25	11/13/2028	2,475,000		2,168,313
Segro Capital Sarl, Gtd. Notes	EUR	0.50	9/22/2031	100,000		73,707
Segro Capital Sarl, Gtd. Notes	EUR	1.88	3/23/2030	3,484,000		2,998,272
SELP Finance Sarl, Gtd. Notes	EUR	3.75	8/10/2027	3,150,000		3,140,913
					23,656,934
Malaysia - .3%
Malaysia, Bonds, Ser. 411	MYR	4.23	6/30/2031	29,845,000		6,907,254
Mexico - 2.3%
Braskem Idesa SAPI, Sr. Scd. Notes		6.99	2/20/2032	1,300,000	[c]	982,275
Mexico, Bonds, Ser. M	MXN	5.75	3/5/2026	130,000,000	[b]	6,514,393
Mexico, Bonds, Ser. M	MXN	7.75	5/29/2031	821,500,000	[b]	42,802,794
					50,299,462
Netherlands - 1.0%
EDP Finance BV, Sr. Unscd. Notes	EUR	1.88	9/21/2029	2,300,000		2,217,103
ING Groep NV, Sr. Unscd. Notes	EUR	0.88	11/29/2030	11,300,000	[b]	9,785,416
ING Groep NV, Sr. Unscd. Notes	EUR	1.75	2/16/2031	4,900,000		4,474,600
Vonovia Finance BV, Gtd. Notes	EUR	0.50	9/14/2029	1,700,000		1,356,512
WPC Eurobond BV, Gtd. Bonds	EUR	2.25	7/19/2024	2,975,000		3,116,184
					20,949,815
New Zealand - 2.6%
New Zealand, Bonds, Ser. 433	NZD	3.50	4/14/2033	32,046,000		18,903,782
New Zealand, Unscd. Bonds, Ser. 532	NZD	2.00	5/15/2032	72,175,000		37,668,543
					56,572,325
Panama - .1%
Panama, Sr. Unscd. Notes		6.85	3/28/2054	1,342,000		1,379,349
Poland - .5%
Poland, Bonds		5.50	4/4/2053	10,412,000		10,565,577
Romania - .5%
Romania, Bonds	EUR	3.62	5/26/2030	5,350,000	[c]	4,924,298
Romania, Sr. Unscd. Notes	EUR	6.63	9/27/2029	4,380,000	[c]	4,863,828
					9,788,126
Singapore - .3%
Singapore, Bonds	SGD	2.63	5/1/2028	9,000,000		6,671,551
South Africa - .8%
South Africa, Sr. Unscd. Bonds, Ser. 2035	ZAR	8.88	2/28/2035	375,450,000		18,098,778
South Korea - .7%
Korea, Bonds, Ser. 2812	KRW	2.38	12/10/2028	11,350,200,000		8,319,077

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
South Korea - .7% (continued)
Korea, Bonds, Ser. 5209	KRW	3.13	9/10/2052	10,680,000,000		7,870,026
					16,189,103
Spain - 2.1%
Banco de Credito Social Cooperativo SA, Sub. Notes	EUR	5.25	11/27/2031	2,500,000		2,097,862
Cellnex Finance Co. SA, Gtd. Notes	EUR	2.25	4/12/2026	7,800,000		7,963,008
Ibercaja Banco SA, Sub. Notes	EUR	2.75	7/23/2030	7,900,000	[b]	7,179,650
Spain, Sr. Unscd. Bonds	EUR	0.70	4/30/2032	31,925,000	[c]	27,849,085
					45,089,605
Supranational - .4%
JBS USA, Gtd. Notes		3.63	1/15/2032	5,915,000	[b,c]	4,907,794
The African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	4,350,000		4,330,164
					9,237,958
Sweden - .2%
Sweden, Bonds, Ser. 1056	SEK	2.25	6/1/2032	37,450,000		3,616,853
Switzerland - 1.6%
Credit Suisse Group AG, Sr. Unscd. Notes	EUR	0.65	1/14/2028	3,780,000		3,411,242
Credit Suisse Group AG, Sr. Unscd. Notes	EUR	2.88	4/2/2032	12,330,000		11,174,951
Switzerland, Bonds	CHF	0.50	6/27/2032	8,525,000		8,790,920
UBS Group AG, Sr. Unscd. Notes	EUR	0.88	11/3/2031	14,469,000		11,403,171
					34,780,284
Thailand - .2%
Thailand, Sr. Unscd. Bonds	THB	3.39	6/17/2037	145,225,000		4,611,630
United Kingdom - 4.7%
Barclays PLC, Sr. Unscd. Notes		2.89	11/24/2032	767,000		615,601
Barclays PLC, Sr. Unscd. Notes	EUR	5.26	1/29/2034	10,502,000	[b]	11,605,442
BAT International Finance PLC, Gtd. Notes	EUR	2.25	1/16/2030	5,700,000		5,089,118
Brass No. 10 PLC, Ser. 10-A, Cl. A1		0.67	4/16/2069	1,796,865	[c]	1,731,213
British American Tobacco PLC, Sub. Notes, Ser. 5.25	EUR	3.00	12/27/2026	6,500,000	[b,f]	5,759,625
Gemgarto PLC, Ser. 2021-1A, Cl. A, 3 Month SONIO +0.59%	GBP	4.75	12/16/2067	3,669,021	[c,d]	4,487,429
HSBC Holdings PLC, Sr. Unscd. Notes		3.97	5/22/2030	374,000		337,783
HSBC Holdings PLC, Sr. Unscd. Notes		5.40	8/11/2033	1,985,000		1,963,529
Paragon Mortgages No. 25 PLC, Ser. 25, Cl. B, 3 Month SONIO +1.07%	GBP	5.15	5/15/2050	1,200,000	[d]	1,479,840
Tower Bridge Funding PLC, Ser. 2021-2, CI. A, 3 Month SONIO +0.78%	GBP	4.87	11/20/2063	4,214,223	[d]	5,177,835
United Kingdom, Bonds	GBP	1.00	1/31/2032	21,275,000		21,369,158
United Kingdom, Bonds	GBP	1.25	7/22/2027	17,100,000		19,282,537

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
United Kingdom - 4.7% (continued)
United Kingdom, Bonds	GBP	1.25	7/31/2051	29,700,000		20,420,159
United Kingdom, Bonds	GBP	3.75	7/22/2052	2,025,000		2,455,287
					101,774,556
United States - 53.4%
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A		3.68	12/17/2036	3,821,741	[c]	3,740,123
AmeriCredit Automobile Receivables Trust, Ser. 2020-1, Cl. C		1.59	10/20/2025	8,725,000		8,506,081
AmeriCredit Automobile Receivables Trust, Ser. 2022-1, CI. A2		2.05	1/20/2026	993,220		982,387
AT&T, Inc., Sr. Unscd. Notes	EUR	0.25	3/4/2026	4,725,000		4,662,233
AT&T, Inc., Sr. Unscd. Notes	EUR	1.60	5/19/2028	14,690,000		14,373,893
AT&T, Inc., Sr. Unscd. Notes		4.50	5/15/2035	1,400,000		1,312,130
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-4A, Cl. A		5.49	6/20/2029	3,643,000	[c]	3,639,673
Bank of America Corp., Sr. Unscd. Notes	EUR	0.69	3/22/2031	2,696,000		2,320,138
Bank of America Corp., Sr. Unscd. Notes	EUR	2.82	4/27/2033	5,891,000		5,707,578
Berkshire Hathaway Finance Corp., Gtd. Notes	EUR	1.50	3/18/2030	7,940,000		7,576,571
BXHPP Trust, Ser. 2021-FILM, Cl. B, 1 Month LIBOR +0.90%		5.58	8/15/2036	9,620,000	[c,d]	8,823,953
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%		5.75	12/15/2037	8,350,000	[c,d]	8,238,572
CarMax Auto Owner Trust, Ser. 2019-3, Cl. B		2.50	4/15/2025	3,445,000		3,398,785
CarMax Auto Owner Trust, Ser. 2019-3, Cl. C		2.60	6/16/2025	3,065,000		3,021,798
Carvana Auto Receivables Trust, Ser. 2021-N2, Cl. C		1.07	3/10/2028	1,801,593		1,663,741
Celanese US Holdings LLC, Gtd. Bonds	EUR	5.34	1/19/2029	10,793,000		11,498,554
Celanese US Holdings LLC, Gtd. Notes		6.38	7/15/2032	3,732,000	[b]	3,787,430
CGDB Commercial Mortgage Trust, Ser. 2019-MOB, Cl. A, 1 Month LIBOR +0.95%		5.63	11/15/2036	5,750,000	[c,d]	5,586,839
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. B, 1 Month LIBOR +1.50%		6.18	6/15/2034	3,374,519	[c,d]	3,241,131
Chubb INA Holdings, Inc., Gtd. Notes	EUR	1.40	6/15/2031	3,741,000		3,356,871
Digital Euro Finco LLC, Gtd. Bonds	EUR	2.63	4/15/2024	5,814,000		6,163,528

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
United States - 53.4% (continued)
Domino's Pizza Master Issuer LLC, Ser. 2021-1A, Cl. A2I	2.66	4/25/2051	5,526,563	[c]	4,758,777
Duke Energy Indiana LLC, First Mortgage Bonds	5.40	4/1/2053	2,099,000		2,140,843
Federal Agricultural Mortgage Corp. Mortgage Trust, Ser. 2021-1, CI. A	2.18	1/25/2051	5,860,777	[c]	4,762,013
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, 1 Month SOFR +2.00%	6.48	1/25/2051	1,137,896	[c,d,g]	1,070,140
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KC02, Cl. A2	3.37	7/25/2025	5,806,896	[g]	5,638,483
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL3W, Cl. AFLW, 1 Month LIBOR +0.45%	5.12	8/25/2025	3,861,128	[d,g]	3,852,097
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2017-4, Cl. M45T	4.50	6/25/2057	2,362,037	[g]	2,286,321
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2018-4, Cl. M55D	4.00	3/25/2058	3,581,349	[g]	3,443,270
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2019-3, Cl. M55D	4.00	10/25/2058	2,544,156	[g]	2,439,527
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2020-3, Cl. TTU	2.50	5/25/2060	2,420,693	[g]	2,221,697
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2018-2, Cl. A1	3.50	11/25/2028	4,967,888	[g]	4,764,994
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-1, Cl. A2	3.50	5/25/2029	5,000,000	[g]	4,682,865
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A1C	2.75	9/25/2029	4,344,737	[g]	4,021,512
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C	2.75	11/25/2029	6,425,000	[g]	5,705,279
Federal National Mortgage Association Grantor Trust, Ser. 2017-T1, Cl. A	2.90	6/25/2027	7,648,439	[g]	7,212,476

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
United States - 53.4% (continued)
FedEx Corp., Gtd. Bonds	EUR	0.95	5/4/2033	9,560,000		7,554,916
Ford Motor Co., Sr. Unscd. Notes		3.25	2/12/2032	4,645,000		3,657,318
Ford Motor Co., Sr. Unscd. Notes		4.75	1/15/2043	4,690,000		3,602,952
Ford Motor Co., Sr. Unscd. Notes		6.10	8/19/2032	7,973,000	[b]	7,737,486
General Motors Financial Co., Inc., Sr. Unscd. Notes		2.40	4/10/2028	3,835,000		3,351,132
Honeywell International, Inc., Sr. Unscd. Bonds	EUR	4.13	11/2/2034	12,971,000		14,295,324
HPLY Trust, Ser. 2019-HIT, Cl. A, 1 Month LIBOR +1.00%		5.68	11/15/2036	6,573,385	[c,d]	6,430,302
Indiana Michigan Power Co., Sr. Unscd. Notes		5.63	4/1/2053	1,832,000		1,910,261
JPMorgan Chase & Co., Sr. Unscd. Notes	EUR	1.96	3/23/2030	10,400,000	[b]	9,979,482
Life Mortgage Trust, Ser. 2021-BMR Cl. A, 1 Month TSFR +0.81%		5.64	3/15/2038	4,275,920	[c,d]	4,153,527
Morgan Stanley, Sr. Unscd. Notes	EUR	5.15	1/25/2034	18,505,000		21,107,307
Mosaic Solar Loan Trust, Ser. 2023-2A, Cl. A		5.36	9/22/2053	2,693,000	[c]	2,658,031
MPT Operating Partnership LP, Gtd. Bonds	EUR	0.99	10/15/2026	5,125,000		3,772,502
Nasdaq, Inc., Sr. Unscd. Notes	EUR	0.90	7/30/2033	10,672,000		8,429,430
National Grid North America, Inc., Sr. Unscd. Notes	EUR	1.05	1/20/2031	14,654,000		12,787,598
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, CI. A1		2.28	4/25/2061	5,884,778	[c]	5,040,027
NiSource, Inc., Sr. Unscd. Notes		5.25	3/30/2028	1,183,000		1,204,331
Public Service Co. of Colorado, First Mortgage Bonds		5.25	4/1/2053	4,616,000		4,709,006
Purewest Funding LLC, Ser. 2021-1, Cl. A1		4.09	12/22/2036	3,415,505	[c]	3,261,911
SBA Tower Trust, Asset Backed Notes		1.88	1/15/2026	6,860,000	[c]	6,205,080
SBA Tower Trust, Asset Backed Notes		2.59	10/15/2031	6,340,000	[c]	5,152,400
SBA Tower Trust, Asset Backed Notes		2.84	1/15/2025	8,030,000	[c]	7,612,621
SpringCastle America Funding LLC, Ser. 2020-AA, Cl. A		1.97	9/25/2037	3,201,413	[c]	2,916,824
Stack Infrastructure Issuer LLC, Ser. 2023-1A, CI. A2		5.90	3/25/2048	1,430,000	[c]	1,446,560
Tesla Auto Lease Trust, Ser. 2021-A, CI. C		1.18	3/20/2025	5,775,000	[c]	5,562,208
The Southern Company, Jr. Sub. Notes	EUR	1.88	9/15/2081	5,625,000		4,829,892
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A		2.75	3/17/2038	7,466,822	[c]	6,987,004

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
United States - 53.4% (continued)
TRP, Ser. 2021-2, Cl. A		2.15	6/19/2051	6,876,266	[c]	6,018,901
TRP LLC, Ser. 2021-1, Cl. A		2.07	6/19/2051	6,774,086	[c]	5,899,556
U.S. Treasury Bonds		1.13	5/15/2040	54,710,000		36,452,674
U.S. Treasury Bonds		1.88	2/15/2041	53,400,000		39,984,293
U.S. Treasury Bonds		2.00	8/15/2051	6,900,000		4,856,549
U.S. Treasury Bonds		2.25	2/15/2052	16,025,000		11,958,030
U.S. Treasury Bonds		3.63	2/15/2053	10,050,000		9,980,121
U.S. Treasury Notes		1.75	3/15/2025	43,750,000		41,855,591
U.S. Treasury Notes		2.00	2/15/2025	41,750,000		40,153,389
U.S. Treasury Notes		2.00	6/30/2024	34,000,000		33,003,242
U.S. Treasury Notes		2.88	8/15/2028	13,725,000		13,223,448
U.S. Treasury Notes		3.88	12/31/2029	66,600,000		67,817,531
U.S. Treasury Notes		4.13	11/15/2032	16,825,000	[b]	17,682,023
Upstart Securitization Trust, Ser. 2021-4, Cl. A		0.84	9/20/2031	3,296,400	[c]	3,218,098
Vantage Data Centers Issuer LLC, Ser. 2023-1A, CI. A2		6.32	3/16/2048	5,716,000	[c]	5,716,000
Verizon Communications, Inc., Sr. Unscd. Bonds	EUR	4.75	10/31/2034	3,225,000		3,730,929
Verizon Communications, Inc., Sr. Unscd. Notes		2.55	3/21/2031	3,400,000		2,897,893
Verizon Communications, Inc., Sr. Unscd. Notes		4.27	1/15/2036	3,500,000		3,248,725
Virginia Electric and Power Co., Sr. Unscd. Notes		5.00	4/1/2033	9,796,000		9,876,346
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	2,764,000		2,386,937
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	3,410,000	[c]	2,944,810
WEA Finance LLC, Gtd. Notes		4.63	9/20/2048	379,000	[c]	269,319
WEA Finance LLC, Gtd. Notes		4.75	9/17/2044	6,752,000	[c]	4,930,093
Wells Fargo & Co., Sr. Unscd. Notes	EUR	1.74	5/4/2030	11,922,000		11,175,651
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, 1 Month LIBOR +1.15%		5.83	2/15/2040	4,567,835	[c,d]	4,328,860
Western Midstream Operating LP, Sr. Unscd. Notes		6.15	4/1/2033	2,990,000		3,034,285
Federal Home Loan Mortgage Corp.:
2.00%, 8/1/2051-4/1/2052				46,690,765	[g]	38,781,231
2.50%, 10/1/2050				19,754,379	[g]	17,289,268
3.50%, 6/1/2052				25,885,922	[g]	24,079,045
4.00%, 6/1/2052				16,652,542	[g]	15,942,105
5.00%, 7/1/2052				26,796,117	[g]	26,761,176
Federal National Mortgage Association:
2.00%, 11/1/2051				19,086,120	[g]	15,935,340
2.50%, 8/1/2051-4/1/2052				75,807,281	[g]	66,240,407
3.00%, 6/1/2050-8/1/2051				61,811,502	[g]	56,349,810

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.2% (continued)
United States - 53.4% (continued)
3.50%, 6/1/2052				25,205,284	[g]	23,445,970
4.00%, 5/1/2052-6/1/2052				57,597,004	[g]	55,160,064
4.50%, 6/1/2052				69,041,837	[g]	67,713,584
5.00%, 7/1/2052				27,735,832	[g]	27,693,892
Government National Mortgage Association II:
2.50%, 11/20/2051				4,746,664		4,183,586
					1,163,176,507
Total Bonds and Notes (cost $2,226,526,282)				2,138,890,554
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .1%
Call Options - .1%
Swaption Payer Markit CDX North America Investment Grade Index Series 39, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 266,800,000 Citigroup Global Markets Inc.		0.83	5/17/2023	266,800,000	[h]	1,276,032
Swaption Payer Markit CDX North America Investment Grade Index Series 39, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 242,600,000 Citigroup Global Markets Inc.		0.88	5/17/2023	242,600,000	[h]	1,565,257
Swedish Krona Cross Currency, Contracts 8,839,000 Goldman Sachs & Co. LLC	EUR	11.45	4/24/2023	8,839,000		28,250
					2,869,539
Put Options - .0%
Czech Koruna Cross Currency, Contracts 10,028,000 J.P. Morgan Securities LLC	EUR	23.81	4/13/2023	10,028,000		152,932
Euro, Contracts 10,865,000 J.P. Morgan Securities LLC		1.10	4/3/2023	10,865,000		1,249
Hungarian Forint Cross Currency, Contracts 8,044,000 J.P. Morgan Securities LLC	EUR	383.88	4/20/2023	8,044,000		124,586
Swedish Krona Cross Currency, Contracts 8,839,000 Goldman Sachs & Co. LLC	EUR	11.03	4/24/2023	8,839,000		15,956
					294,723
Total Options Purchased (cost $1,539,620)				3,164,262

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $23,484,148)	4.89	23,484,148	[i] 23,484,148

Investment of Cash Collateral for Securities Loaned - 4.6%
Registered Investment Companies - 4.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $99,818,650)	4.89	99,818,650	[i] 99,818,650
Total Investments (cost $2,351,368,700)		104.0%	2,265,357,614
Liabilities, Less Cash and Receivables		(4.0%)	(87,797,611)
Net Assets		100.0%	2,177,560,003

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

TSFR—Term SOFR (Secured Overnight Financing Rate) Reference Rates

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security, or portion thereof, on loan. At March 31, 2023, the value of the fund’s securities on loan was $110,189,938 and the value of the collateral was $114,785,706, consisting of cash collateral of $99,818,650 and U.S. Government & Agency securities valued at $14,967,056. In addition, the value of collateral may include pending sales that are also on loan.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2023, these securities were valued at $257,797,174 or 11.84% of net assets.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of March 31, 2023.

f Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

g The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

h Exercise price is referenced as basis points.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Euro-Schatz	486	6/8/2023	55,168,588[a]	55,708,347	539,759
Long Gilt	15	6/28/2023	1,922,117[a]	1,912,388	(9,729)
U.S. Treasury 5 Year Notes	3,147	6/30/2023	343,798,027	344,621,078	823,051
Ultra 10 Year U.S. Treasury Notes	216	6/21/2023	26,035,940	26,166,376	130,436
Futures Short
Australian 10 Year Bond	688	6/15/2023	56,534,225[a]	56,514,683	19,542
Canadian 10 Year Bond	711	6/21/2023	63,985,976[a]	66,370,522	(2,384,546)
Euro 30 Year Bond	94	6/8/2023	13,583,902[a]	14,359,691	(775,789)
Euro-Bobl	2,803	6/8/2023	357,448,856[a]	358,337,931	(889,075)
Euro-Bond	276	6/8/2023	39,241,651[a]	40,659,900	(1,418,249)
Japanese 10 Year Bond	36	6/13/2023	39,379,580[a]	40,160,572	(780,992)
U.S. Treasury 10 Year Notes	194	6/21/2023	22,021,968	22,294,845	(272,877)
Gross Unrealized Appreciation				1,512,788
Gross Unrealized Depreciation				(6,531,257)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
Swaption Receiver Markit iTraxx Europe Index Series 39, Payer 3 Month Fixed Rate of 1.00% terminating on 06/20/2028, Contracts 228,400,000, Barclays Capital, Inc.	0.85	5/17/2023	228,400,000	[b]EUR	(720,038)
Swedish Krona Cross Currency, Contracts 8,839,000, Goldman Sachs & Co. LLC	11.45	4/24/2023	8,839,000	EUR	(28,250)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Put Options:
Swaption Payer Markit CDX North America Investment Grade Index Series 39, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 211,700,000, Citigroup Global Markets Inc.	0.80	5/17/2023	211,700,000	[b]	(372,777)
Swaption Payer Markit CDX North America Investment Grade Index Series 39, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 266,800,000, Citigroup Global Markets Inc.	1.00	5/17/2023	266,800,000	[b]	(152,979)
Swaption Payer Markit CDX North America Investment Grade Index Series 39, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2027, Contracts 242,600,000, Citigroup Global Markets Inc.	1.08	5/17/2023	242,600,000	[b]	(99,314)
Swaption Payer Markit iTraxx Europe Index Series 39, Receiver 3 Month Fixed Rate of 1.00% terminating on 06/20/2028, Contracts 228,400,000, Barclays Capital, Inc.	0.85	5/17/2023	228,400,000	[b]EUR	(917,344)
Hungarian Forint Cross Currency, Contracts 8,044,000, J.P. Morgan Securities LLC	379.99	4/20/2023	8,044,000	EUR	(77,575)
Swedish Krona Cross Currency, Contracts 8,839,000, Goldman Sachs & Co. LLC	10.85	4/24/2023	8,839,000	EUR	(3,217)
Total Options Written (premiums received $3,746,130)					(2,371,494)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

b Exercise price is referenced as basis points.

EUR—Euro

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	62,893,895	Chinese Yuan Renminbi	431,032,554	5/10/2023	(20,522)
Euro	4,519,278	United States Dollar	4,929,761	5/10/2023	(17,484)
United States Dollar	603,644,069	Euro	555,285,659	5/10/2023	70,416
United States Dollar	6,120,719	Indonesian Rupiah	92,819,470,000	5/10/2023	(62,635)
Euro	2,511,000	Swedish Krona	28,361,424	5/10/2023	(9,255)
Swedish Krona	28,344,599	Euro	2,511,000	5/10/2023	7,631
Euro	1,506,000	Hungarian Forint	581,529,400	5/10/2023	(1,264)
United States Dollar	8,785,245	Swiss Franc	8,050,645	5/10/2023	(52,063)
Citigroup Global Markets Inc.
Japanese Yen	254,489,290	United States Dollar	1,949,000	5/10/2023	(20,341)
United States Dollar	1,088,678	Chinese Yuan Renminbi	7,470,000	5/10/2023	(1,659)
Norwegian Krone	11,286,662	British Pound	883,000	5/10/2023	(10,143)
Hungarian Forint	581,606,056	Euro	1,506,000	5/10/2023	1,480
Australian Dollar	4,851,820	United States Dollar	3,254,000	5/10/2023	(6,109)
United States Dollar	23,161,995	Australian Dollar	34,639,798	5/10/2023	(26,478)
Euro	7,165,138	United States Dollar	7,794,000	5/10/2023	(5,777)
Goldman Sachs & Co. LLC
Brazilian Real	13,654,000	United States Dollar	2,687,584	4/4/2023	4,864
United States Dollar	2,588,191	Brazilian Real	13,654,000	4/4/2023	(104,257)
Canadian Dollar	4,527,956	United States Dollar	3,307,000	5/10/2023	45,392
United States Dollar	52,628,016	Canadian Dollar	71,429,000	5/10/2023	(256,327)
United States Dollar	2,911,401	Euro	2,678,000	5/10/2023	520
Australian Dollar	5,745,112	United States Dollar	3,869,000	5/10/2023	(23,124)
Mexican Peso	100,728,650	United States Dollar	5,553,046	5/10/2023	(6,833)
United States Dollar	48,001,333	Mexican Peso	876,916,000	5/10/2023	(282,473)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts(continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC(continued)
United States Dollar	4,322,800	Thai Baht	147,200,000	5/10/2023	(582)
United States Dollar	5,716,225	Hungarian Forint	2,026,656,000	5/10/2023	6,931
Norwegian Krone	34,590,743	United States Dollar	3,331,000	5/10/2023	(20,991)
United States Dollar	1,843,141	Norwegian Krone	19,146,879	5/10/2023	10,965
United States Dollar	17,159,451	South African Rand	311,194,711	5/10/2023	(256,527)
United States Dollar	3,815,394	Swedish Krona	39,605,741	5/10/2023	(8,984)
United States Dollar	55,893,464	New Zealand Dollar	89,728,000	5/10/2023	(215,990)
Norwegian Krone	11,299,338	British Pound	883,000	5/10/2023	(8,930)
United States Dollar	3,788,000	Singapore Dollar	5,032,251	5/10/2023	1,845
United States Dollar	7,022,562	Malaysian Ringgit	30,815,000	5/10/2023	20,749
United States Dollar	74,231,676	British Pound	60,159,000	5/10/2023	(41,921)
United States Dollar	5,591,811	Mexican Peso	100,728,650	4/4/2023	6,440
HSBC Securities (USA) Inc.
Taiwan Dollar	101,848,000	United States Dollar	3,360,211	5/10/2023	(692)
United States Dollar	1,073,781	South Korean Won	1,390,600,000	5/10/2023	2,942
Euro	2,563,983	United States Dollar	2,774,001	5/10/2023	12,948
United States Dollar	2,815,000	Euro	2,613,328	5/10/2023	(25,585)
United States Dollar	22,036,826	Brazilian Real	115,852,000	5/3/2023	(691,551)
Canadian Dollar	4,582,937	United States Dollar	3,357,000	5/10/2023	36,098
United States Dollar	3,357,000	Canadian Dollar	4,621,441	5/10/2023	(64,606)
United States Dollar	3,272,900	Mexican Peso	60,400,087	5/10/2023	(52,785)
Brazilian Real	115,852,000	United States Dollar	22,134,505	4/4/2023	710,484
United States Dollar	22,803,716	Brazilian Real	115,852,000	4/4/2023	(41,273)
United States Dollar	6,686,643	Singapore Dollar	8,880,859	5/10/2023	4,881

Forward Foreign Currency Exchange Contracts(continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
HSBC Securities (USA) Inc.(continued)
British Pound	3,926,730	United States Dollar	4,837,000	5/10/2023	11,026
United States Dollar	2,136,662	South African Rand	38,382,493	5/10/2023	(11,410)
Japanese Yen	251,406,470	United States Dollar	1,920,000	5/10/2023	(14,704)
J.P. Morgan Securities LLC
United States Dollar	15,291,434	South Korean Won	19,807,758,000	5/10/2023	38,365
Brazilian Real	102,198,000	United States Dollar	20,116,132	4/4/2023	36,409
United States Dollar	19,718,684	Brazilian Real	102,198,000	4/4/2023	(433,857)
Japanese Yen	469,012,064	United States Dollar	3,564,000	5/10/2023	(9,570)
United States Dollar	104,791,926	Japanese Yen	13,785,622,000	5/10/2023	316,953
Australian Dollar	4,031,000	Swedish Krona	4,011,495	5/10/2023	19,505
Swedish Krona	27,926,358	Australian Dollar	4,031,000	5/10/2023	(1,817)
Euro	2,028,900	Czech Koruna	48,251,612	5/10/2023	(19,740)
UBS Securities LLC
United States Dollar	583,691	Euro	536,000	5/10/2023	1,080
Gross Unrealized Appreciation					1,367,924
Gross Unrealized Depreciation					(2,828,259)

See notes to financial statements.

Centrally Cleared Credit Default Swaps
Reference Obligation	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized (Depreciation) ($)
Purchased Contracts:[1]
Markit iTraxx Europe Index Series 39, Paid Fixed Rate of 1.00% 3 Month	6/20/2028	223,656,435	(1,726,266)	(472,624)	(1,253,642)
Markit CDX North America Investment Grade Index Series 40, Paid Fixed Rate of 1.00% 3 Month	6/20/2028	202,400,000	(2,382,344)	(1,628,494)	(753,850)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Centrally Cleared Credit Default Swaps (continued)
Reference Obligation	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized (Depreciation) ($)
Purchased Contracts:[1](continued)
Markit iTraxx Europe Senior Financial Index Series 39, Paid Fixed Rate of 1.00% 3 Month	6/20/2028	16,050,600	(13,432)	115,098	(128,530)
Gross Unrealized Depreciation				(2,136,022)

1 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF INVESTMENTS
BNY Mellon Global Fixed Income Fund

March 31, 2023 (Unaudited)

The following is a summary of the inputs used as of March 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	88,442,033	-	88,442,033
Collateralized Loan Obligations	-	5,278,016	-	5,278,016
Commercial Mortgage-Backed	-	69,446,655	-	69,446,655
Corporate Bonds	-	469,610,270	-	469,610,270
Foreign Governmental	-	697,470,537	-	697,470,537
Investment Companies	123,302,798	-	-	123,302,798
U.S. Government Agencies Collateralized Mortgage Obligations	-	41,539,954	-	41,539,954
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	10,560,720	-	10,560,720
U.S. Government Agencies Mortgage-Backed	-	439,575,478	-	439,575,478
U.S. Treasury Securities	-	316,966,891	-	316,966,891
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	1,367,924	-	1,367,924
Futures††	1,512,788	-	-	1,512,788
Options Purchased	-	3,164,262	-	3,164,262
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(2,828,259)	-	(2,828,259)
Futures††	(6,531,257)	-	-	(6,531,257)
Options Written	-	(2,371,494)	-	(2,371,494)
Swap Agreements††	-	(2,136,022)	-	(2,136,022)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures and forward foreign currency exchange contracts (“forward contracts”)are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at March 31, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, foreign currencies and credit, or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

At March 31, 2023, accumulated net unrealized depreciation on investments was $94,625,912, consisting of $41,152,047 gross unrealized appreciation and $135,777,959 gross unrealized depreciation.

At March 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.